File 497(e)
                                                            File Nos.: 2-85378
                                                                       811-3462

SUPPLEMENT DATED JANUARY 26, 2005
TO PROSPECTUS DATED APRIL 30, 2004


      The accompanying Prospectus of The Flex-funds (the "Trust") dated April 30, 2004 (the "Prospectus") states that The U.S. Government Bond Fund, a series of the Trust, may invest in, among other things, repurchase agreements involving certain U.S. government securities.

      Effective January 26, 2005, The U.S. Government Bond Fund, in addition to being permitted to invest in repurchase agreements involving certain U.S. government securities, may also invest in repurchase agreements collateralized by commercial paper rated no lower than "A-1" by Standard & Poor's Corporation or "Prime-1" by Moody's Investors Services, Inc. However, The U.S. Government Bond Fund may not invest more than 20% of its net assets in repurchase agreements collateralized by commercial paper with these minimum ratings.

      Consequently, (1) the second bullet point under the caption "Investment Goal" on page 18 of the Prospectus and (2) the third bullet point under the caption "How does the fund pursue its investment goal?" on page 31 of the Prospectus shall be amended in their entirety to read as follows:

      "o repurchase agreements relating to any of the foregoing U.S. government securities or repurchase agreements collateralized by commercial paper rated no lower than "A-1" by Standard & Poor's Corporation or "Prime-1" by Moody's Investors Services, Inc., provided no more than 20% of the fund's net assets will be invested in repurchase agreements collateralized by the foregoing commercial paper."


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.